UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered

Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 30, 2026, NRx Pharmaceuticals, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (the “FDA”) has approved the Company’s Abbreviated New Drug Application (“ANDA”) for Preservative-Free Ketamine, ahead of the November 10, 2026 goal date established under the Generic Drug User Fee Amendments (“GDUFA”).

The Company also hosted a conference call and live webcast at 8:30 a.m. Eastern Time on October 30, 2026 to discuss the approval.

A copy of the press release announcing the approval is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may include, among other things, statements regarding the Company’s financial outlook, product development activities, regulatory matters, business prospects, market and industry trends and conditions, and the Company’s strategies, plans, objectives and goals.

Forward-looking statements are based on the current beliefs, expectations, estimates, forecasts and projections of, and assumptions made by and information currently available to, the Company’s management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goal,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “would,” “seek,” “plan,” “intend” and similar expressions, or the negative of such terms, are intended to identify forward-looking statements.

Forward-looking statements are subject to significant risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the Company’s limited operating history; its ability to obtain regulatory approval for, develop, manufacture and commercialize its product candidates; the timing and results of regulatory submissions, reviews and decisions; manufacturing difficulties or delays; competition and technological developments; changes in applicable laws and regulations; the Company’s ability to protect and enforce its intellectual property rights; its ability to retain key personnel, manage growth and obtain additional financing; general economic, market and industry conditions; and the risks described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission. There can be no assurance that any product candidate will receive the necessary regulatory approvals or, if approved, will be commercially successful.

Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 30, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRx Pharmaceuticals, Inc.

Date: November 2, 2026	By:	/s/ Michael Abrams
	Name:	Michael Abrams
	Its:	Chief Financial Officer